UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 17, 2003
                                                 ------------------------------


                                 DONNKENNY, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)



        Delaware                 0-21940                51-0228891
----------------------------  -------------    ---------------------------------
(State or other jurisdiction   (Commission     (IRS Employer Identification No.)
    of incorporation)          File Number)


                      1411 Broadway
                    New York, New York                       10018
         ---------------------------------------         --------------
         (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code            (212)730-7770
                                                   -----------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events and Regulation FD Disclosure.
         ------------------------------------------

     On April 17, 2003, the Registrant issued a press release announcing the resignation of Lynn Siemers, the Registrant's President and Chief Operating Officer, effective June 30, 2003. A copy of the press release dated April 17, 2003 is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)   Financial Statements of business acquired.

      Not applicable.

(b)   Pro-forma financial information.

      Not applicable.

(c)   Exhibits.

      99.1  Press Release issued by Registrant dated April 17, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 17, 2003
                                         DONNKENNY, INC.


                                          By: /s/  Daniel H. Levy
                                            -------------------------------
                                            Daniel H. Levy
                                            Chief Executive Officer